SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K




                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



Date of Report: April 19, 1999


                           KIMBELL - deCAR CORPORATION
             (Exact name of registrant as specified in its charter)



Colorado                        33-7075-LA                   33-0179781
---------------                 ------------                 -------------------
(State or other                 (Commission                  (IRS Employer
jurisdiction of                 File Number)                 Identification No.)
incorporation)



1820 Sharpless Drive, La Habra Heights, CA               90631
------------------------------------------               ----------
(Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code: None

Not Applicable
--------------
(Former name or former address, if changed since last report.)

Item 1.  Changes in Control of Registrant

                  None.

Item 2.  Acquisition or Disposition of Assets

                  None.

Item 3.  Bankruptcy or Receivership

                  None.

Item 4.  Changes in Accountants

                  None.

Item 5.  Other Events

                  1. Purusant to an Information Statement and Notice of Special Meeting of Shareholders on April 9, 1999, the shareholders approved up to a one for 24 reverse split of the issued and outstanding common shares.

                  2. Further, the shareholders approved the change of name of the corporation to a name to be approved by the Board of Directors.

Item 6.  Resignation of Directors

                  None.

Item 7.  Financial Statements Pro Forma Financial & Exhibits

                  None.

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 19, 1999                        KIMBELL-deCAR CORPORATION

                                            /s/ Virgil Kimbell
                                            ---------------------------------
                                                President